UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 24, 2015

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (QualityTech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 24, 2015, QTS Realty Trust, Inc. (the “Company”), QualityTech, LP (the “Operating Partnership), and GA QTS Interholdco, LLC (the “Selling Stockholder”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (the “Underwriter”), pursuant to which the Selling Stockholder agreed to offer and sell 2,175,000 shares of its Class A common stock, $0.01 par value per share (the “Common Stock”), at a price of $41.625 per share of Common Stock. Pursuant to the terms of the Underwriting Agreement, the Selling Stockholder granted the Underwriters a 30-day option to purchase up to an additional 326,250 shares of Common Stock, which option was exercised in full. All of the Common Stock in this offering is being sold by the Selling Stockholder. The Company will not receive any proceeds from the sale of Common Stock in this offering. The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company and the Operating Partnership and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  The following exhibits are filed as part of this report:

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated November 24, 2015, by and among QTS Realty Trust, Inc., QualityTech, LP, GA QTS Interholdco, LLC, and Credit Suisse Securities (USA) LLC.
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock.
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

DATE: November 30, 2015		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

QualityTech, LP

	By:	QTS Realty Trust, Inc.,
its general partner

DATE: November 30, 2015		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

EXHIBIT LIST

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated November 24, 2015, by and among QTS Realty Trust, Inc., QualityTech, LP, GA QTS Interholdco, LLC, and Credit Suisse Securities (USA) LLC.
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock.
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).